Nature of Business and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Nature of Operations
(a)	Nature of Operations

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, Textainer Group Holdings Limited and subsidiaries (the Company), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: Container Ownership, Container Management and Container Resale. These activities are described below (also see Note 13 “Segment Information”).

TGH completed an underwritten public offering of an aggregate of 8,625,000 of its common shares at a price to the public of $31.50 per share on September 19, 2012. Of the common shares sold, TGH sold 6,125,000 new common shares and Halco Holdings Inc. (“Halco”) sold 2,500,000 of its existing common shares. TGH received $184,839 and Halco received $75,424 after deducting underwriting discounts and other offering expenses. Halco’s total ownership and voting interest in TGH’s common shares before and after the offering was 60% and 49%, respectively. The Company intends to use all of its net proceeds from the offering for capital expenditures and general corporate purposes.

Container Ownership

The Company’s containers consist primarily of standard dry freight containers, but also include special-purpose containers. These containers are financed through retained earnings, revolving credit facilities and secured debt facilities provided by banks, bonds payable to investors and a public offering of TGH’s common shares. Expenses related to lease rental income include direct container expenses, depreciation expense and interest expense.

Container Management

The Company manages, on a worldwide basis, a fleet of containers for and on behalf of the Owners.

All rental operations are conducted worldwide in the name of the Company who, as agent for the Owners, acquires and sells containers, enters into leasing agreements and depot service agreements, bills and collects lease rentals from the lessees, disburses funds to depots for container handling, and remits net amounts, less management fees and commissions, to the Owners. Revenues, customer accounts receivable, fixed assets, depreciation and other operating expenses, and vendor payables arising from direct container operations of the managed portion of the Owners’ fleet have been excluded from the Company’s financial statements.

Management fees are typically a percentage of net operating income of each Owner’s fleet and consist of fees earned by the Company for services related to management of the containers, sales commissions and net acquisition fees earned on the acquisition of containers. Expenses related to the provision of management services include general and administrative expense, short-term and long-term incentive compensation expense and amortization expense.

Container Resale

The Company buys and subsequently resells used containers (trading containers) from third parties. Container sales revenue represents the proceeds on the sale of containers purchased for resale. Cost of containers sold represents only the cost of equipment purchased for resale that were sold as well as the related selling costs. The Company earns sales commissions related to the sale of the containers that it manages.

Principles of Consolidation and Variable Interest Entity
(b)	Principles of Consolidation and Variable Interest Entity

The consolidated financial statements of the Company include TGH and all its subsidiaries. All material intercompany balances have been eliminated in consolidation.

On December 20, 2012, the Company’s wholly owned subsidiary, Textainer Limited (“TL”), purchased 50.1% of the outstanding common shares of TAP Funding Ltd. (“TAP Funding”) (a Bermuda company) from TAP Ltd. (“TAP”) (also see Note 2 “Bargain Purchase Gain”). Both before and after this purchase, TAP Funding leases containers to lessees under operating and direct financing and sales-type leases. TAP is governed by members and management agreements and the Company’s wholly owned subsidiary, Textainer Equipment Management Limited (“TEML”), manages all of TAP Funding’s containers, making day-to-day decisions regarding the marketing, servicing and design of TAP Funding’s leases. TL’s purchase of a majority ownership of TAP Funding’s common shares allowed the Company to increase the size of its owned fleet at an attractive price. Under TAP Funding’s members agreement, TL owns 50.1% and TAP owns 49.9% of the common shares of TAP Funding. As common shareholders, TL has two voting rights and TAP has one voting right of TAP Funding, with the exception of certain matters such as bankruptcy proceedings, the incurrence of debt and mergers and consolidations, which require unanimity. TL also has two seats and TAP has one seat on TAP Funding’s board of directors. In addition, TL has an option to purchase the remaining outstanding common shares of TAP Funding held by TAP during the period beginning January 1, 2019 and through December 1, 2020 for a purchase price equal to the equity carrying value of TAP plus 6% of TAP’s percentage ownership interest in TAP Funding minus the sum of any and all U.S. federal, state and local taxes of any nature that would be recognized by TL if TAP were liquidated by TL immediately after TL purchased its shares.

Subsequent to TL’s purchase of a majority ownership of TAP Funding’s common shares, the Company includes TAP Funding’s financial statements in its consolidated financial statements. TAP Funding’s profits and losses are allocated to TL and TAP on the same basis as their ownership percentages. The equity owned by TAP in TAP Funding is shown as a noncontrolling interest on the Company’s consolidated balance sheets and the net income (loss) attributable to the noncontrolling interests’ operations is shown as net income (loss) attributable to noncontrolling interests on the Company’s consolidated statements of comprehensive income.

On August 5, 2011, a joint venture, TW Container Leasing, Ltd. (“TW”) (a Bermuda company), was formed between TL, and Wells Fargo Container Corp. (“WFC”). The purpose of TW is to lease containers to lessees under direct financing leases. TW is governed by members, credit and management agreements. Under the members agreement, TL owns 25% and WFC owns 75% of the common shares and related voting rights of TW. TL also has two seats and WFC has six seats on TW’s board of directors, with each seat having equal voting rights, provided, however, that the approval of at least one TL-appointed director is required for any action of the board of directors. Under a credit agreement, dated as of August 5, 2011, with certain lenders and Wells Fargo Securities, LLC (“WFS”), as administrative agent for the lenders, TW maintains a revolving credit facility with an aggregate commitment of up to $250,000 for the origination of direct financing leases to finance up to 85% of the book value of TW’s net investment in direct financing leases (see Note 12 “Revolving Credit Facilities, Bonds Payable and Secured Debt Facilities, and Derivative Instruments”). Both WFC and WFS are directly and indirectly wholly owned subsidiaries of Wells Fargo and Company. The remaining cost of originating direct financing leases will be provided in the form of capital contributions from TL and WFC, split 25% and 75%, respectively. Under the management agreement, TEML manages all of TW’s containers, making day-to-day decisions regarding the marketing, servicing and design of TW’s direct financing leases.

Based on the combined design and provisions of TW’s members, credit and management agreements, the Company has determined that TW is a variable interest entity (“VIE”) and that the Company is the primary beneficiary of TW by its equity ownership in the entity and by virtue of its role as manager of the vehicle. An entity is the primary beneficiary of a VIE if it meets both of the following criteria:

•	The power to direct the activities of a VIE that most significantly impact the VIE’s economic performance; and

•	The obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could be potentially significant to the VIE.

Accordingly, the Company includes TW’s financial statements in its consolidated financial statements. TW’s profits and losses are allocated to TL and WFC on the same basis as their ownership percentages. The equity owned by WFC in TW is shown as a noncontrolling interest on the Company’s consolidated balance sheets and the net income (loss) attributable to the noncontrolling interests’ operations is shown as net income (loss) attributable to noncontrolling interests on the Company’s consolidated statements of comprehensive income.

The majority of the container equipment included in the accompanying consolidated financial statements is owned by Textainer Marine Containers Limited (“TMCL”) in which the Company held a 100.0% economic ownership as of December 31, 2012 and 2011 (see Note 3 “Gain on Sale of Containers to Noncontrolling Interest”).

Cash and Cash Equivalents and Restricted Cash
(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 14 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in the United States, Canada, Bermuda, Singapore, the United Kingdom and Malaysia. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

Intangible Assets
(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company. The contract terms range from 11 to 13 years. The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets shall be reduced to their fair value.

Lease Rental Income
(e)	Lease Rental Income

Leasing income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of five years or less and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease. Under direct financing and sales-type leases, the containers are usually leased from the Company for the remainder of the container’s useful life with a bargain purchase option at the end of the lease term. Revenue is earned and recognized on direct financing leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

With the exception of certain purchase leasebacks (see Note 5 “Purchase-leaseback Transactions”), container leases generally do not include step-rent provisions or lease concessions, nor do they depend on indices or rates.

The following is a schedule, by year, of future minimum lease payments receivable under the long-term leases as of December 31, 2012:

Year ending December 31:
2013	$246,094
2014	206,674
2015	180,663
2016	126,180
2017 and thereafter	93,763

Total future minimum lease payments receivable	$853,374

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Direct Container Expense
(f)	Direct Container Expense

Direct container expense represents the operating costs arising from the containers owned by the Company and includes storage, handling, maintenance, Damage Protection Plan (“DPP”) repair, agent and insurance expense.

Containers Held for Resale
(g)	Containers Held for Resale

The Company, through one or more of its subsidiaries, buys trading containers for resale, which are valued at the lower of cost or market value. The cost of trading containers sold is specifically identified.

Foreign Currencies
(h)	Foreign Currencies

A functional currency is determined for each of the entities within the Company based on the currency of the primary economic environment in which the entity operates. The Company’s functional currency, excluding its foreign subsidiaries, is the U.S. dollar. Assets and liabilities denominated in a currency other than the entity’s functional currency are re-measured into its functional currency at the balance sheet date with a gain or loss recognized in current year net income. Foreign currency exchange gains and losses that arise from exchange rate changes on transactions denominated in a foreign currency are recognized in net income as incurred. Foreign currency exchange losses, reported in direct container expense in the consolidated statements of comprehensive income were $177, $31 and $434 for the years ended December 31, 2012, 2011 and 2010, respectively. For consolidation purposes, the financial statements are then translated into U.S. dollars using the current exchange rate for the assets and liabilities and a weighted average exchange rate for the revenues and expenses recorded during the year with any translation adjustment shown as an element of accumulated other comprehensive income (loss).

Containers and Fixed Assets
(i)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers purchased new are depreciated using the straight-line method over their estimated useful lives of 12 years to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value. The Company evaluates the estimated residual values and remaining estimated useful lives on an ongoing basis. The Company has experienced a significant increase in container resale prices over the last few years as a result of an industry-wide shortage of older containers available for sale and the increased cost of new containers. Based on this extended period of higher realized container resale prices and the Company’s expectation that new equipment prices will remain near current levels, the Company increased the estimated future residual values of its containers used in the calculation of depreciation expense during the second half of 2011. The effect of this change was a reduction in depreciation expense of $9,522 ($9,279 after tax or $0.19 per diluted share) for the year ended December 31, 2011. No such adjustment of residual values was necessary for the year ended December 31, 2012 and the newest residual values were used for the year ended December 31, 2012. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates.

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers and fixed assets for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. The Company compares the carrying value of the containers to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

The Company has evaluated the recoverability of the recorded amount of container rental equipment at December 31, 2012 and 2011. During the year ended December 31, 2012, no reduction in the carrying values of containers held for continued use was required. During the year ended December 31, 2011, the Company recorded an impairment of $1,213 which is included in depreciation expense in the consolidated statement of income, to write-down the carrying values of 554 containers held for continued use that were determined to be unrecoverable from a lessee.

During the years ended December 31, 2012, 2011 and 2010, the Company recorded impairments of $759, $1,222 and $1,602, which are included in depreciation expense in the consolidated statements of comprehensive income, to write-down the carrying value of 1,771, 1,268 and 4,244 containers identified for sale, respectively, to their estimated fair value. The fair value was estimated based on recent gross sales proceeds for sales of similar containers. When containers are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized. At December 31, 2012 and 2011, the carrying value of 652 and 324 containers identified for sale included impairment charges of $234 and $134, respectively. The carrying value of these containers identified for sale amounted to $890 and $173 as of December 31, 2012 and 2011, respectively, and is included in containers held for sale in the consolidated balance sheets.

During the years ended December 31, 2012, 2011 and 2010, the Company recorded the following net gains on sales of containers, included in gains on sale of containers, net in the consolidated statements of comprehensive income:

	2012		2011		2010
	Units	Amount	Units	Amount	Units	Amount
Gains on sale of previously written down containers, net	1,441	$971	1,540	$2,464	6,767	$3,337
Gains on sale of containers not written down, net	45,621	33,866	34,101	29,167	30,724	24,287

Gains on sales of containers, net	47,062	$34,837	35,641	$31,631	37,491	$27,624

If other containers are subsequently identified as available for sale, the Company may incur additional write-downs or may incur losses on the sale of these containers if they are sold. The Company will continue to evaluate the recoverability of recorded amounts of containers and a write-down of certain containers held for continued use and/or an increase in its depreciation rate may be required in future periods for some or all containers.

Income Taxes
(j)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is unlikely.

The Company also accounts for income tax positions by recognizing the effect on income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in additional income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

Maintenance and Repair Expense and Damage Protection Plan
(k)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term. The Company offers a DPP to certain lessees of its containers. Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP. It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its lease. The Company has not recognized revenue and related expense for customers who are billed at the end of the lease term under the DPP or for other lessees who do not participate in the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of the lease term because the amounts due under the DPP are typically re-negotiated at the end of the lease term or the lease term is extended. The Company uses the direct expense method of accounting for maintenance and repairs.

Debt Issuance Costs
(l)	Debt Issuance Costs

The Company capitalizes costs directly associated with the issuance or modification of its debt in prepaid expenses and other assets in the consolidated balance sheets. Debt issuance costs are amortized using the interest rate method over the terms of the related debt and the amortization is recorded in the consolidated statements of comprehensive income as interest expense. In 2012 and 2011, debt issuance costs of $24,048 and $8,402, respectively, were capitalized and in 2012, 2011 and 2010 amortization of debt issuance costs of $11,700, $8,101 and $4,399, respectively, were recorded in interest expense. When the Company’s debt is modified or terminated, any unamortized debt issuance costs related to a decrease in borrowing capacity under any of the Company’s lenders is immediately written-off and recorded in interest expense. In 2012, interest expense included a $1,463 write-off of unamortized debt issuance costs related to the termination of TMCL’s secured debt facility. No unamortized debt issuance costs were written off in 2011 and 2010.

Concentrations
(m)	Concentrations

Although substantially all of the Company’s income from operations is derived from assets employed in foreign countries, virtually all of this income is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. During 2012, 2011 and 2010, $9,073 or 36%, $6,614 or 36% and $8,796 or 34%, respectively, of the Company’s direct container expenses were paid in 18 different foreign currencies. The Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are international shipping lines, which transport goods on international trade routes. Once the containers are on-hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees. Except for one major lessee which accounted for 11.7%, 12.3% and 10.8% of the Company’s lease rental income during 2012, 2011 and 2010, respectively, no other single lessees accounted for greater than 10% of the Company’s lease rental income for each of those years. One single lessee accounted for 11.9% and 20.6% of the Company’s accounts receivable, net as of December 31, 2012 and 2011.

Total fleet lease rental income differs from reported lease rental income in that total fleet lease rental income comprises revenue earned from leases on containers in the Company’s total fleet, including revenue earned by the Owners from leases on containers in its managed fleet, while the Company’s reported lease rental income only comprises income associated with its owned fleet. The Company’s largest customer (Customer A) represented approximately $71.2 million or 12.0%, $68.4 million or 12.4% and $52.7 million or 11.1% of the Company’s total fleet 2012, 2011 and 2010 leasing billings, respectively. The Company had another customer (Customer B) that represented $61.5 million or 10.4% of the Company’s total fleet’s 2012 lease billings. The Company had no other customer that individually accounted for over 10% of the lease billings of the Company’s total fleet in 2012, 2011 and 2010. The Company currently has containers on-hire to approximately 400 customers. The Company’s customers are mainly international shipping lines, but the Company also leases containers to freight forwarding companies and the U.S. military. The Company’s five largest customers accounted for approximately 37.2%, 34.8% and 32.3% of the Company’s 2012, 2011 and 2010 total fleet leasing billings, respectively. During 2012, 2011 and 2010, revenue from the Company’s 25 largest container lessees by lease billings represented 77.3%, 74.6% and 76.7% of the Company’s total fleet container lease billings, respectively. A default by any of these major customers could have a material adverse impact on the Company’s business, results from operations and financial condition.

As of December 31, 2012 and 2011, approximately 95.3% and 95.8%, respectively, of the Company’ accounts receivable for its total fleet were from container lessees and customers outside of the U.S. As of both December 31, 2012 and 2011, approximately 99.7% of the Company’s finance lease receivables for its total fleet were from container lessees and customers outside of the U.S. Except for the countries outside of the U.S. noted in the table below, customers in no other single countries made up greater than 10% of the Company’s total fleet container lease billings during 2012, 2011 and 2010.

Country	2012	2011	2010
People’s Republic of China	24.1%	22.0%	20.6%
France	12.2%	12.6%	11.4%

Fair Value of Financial Instruments
(n)	Fair Value of Financial Instruments

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps and caps. At December 31, 2012 and 2011, the fair value of the Company’s financial instruments approximates the related book value of such instruments except that, the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately $204,899 and $106,948 at December 31, 2012 and 2011, respectively, compared to book values of $216,887 and $110,196 at December 31, 2012 and 2011, respectively, and the fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately $2,283,193 and $1,483,150 at December 31, 2012 and 2011, respectively, compared to book values of $2,261,702 and $1,509,191 at December 31, 2012 and 2011, respectively.

Derivative Instruments
(o)	Derivative Instruments

The Company has entered into various interest rate swap and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized losses on interest rate swaps and caps, net in the consolidated statement of income.

As of the balance sheet dates, none of the derivative instruments is designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the consolidated statements of comprehensive income as unrealized gains (losses) on interest rate swaps and caps, net.

Share Options and Restricted Share Units
(p)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2007 Share Incentive Plan (the “2007 Plan”) on the grant date using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s consolidated statements of comprehensive income.

The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model to determine the estimated fair value for employee share option awards. Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award. Share-based compensation expense of $7,968, $6,177 and $5,457 was recorded as a part of long-term incentive compensation during 2012, 2011 and 2010 for share options and restricted share units awarded to employees under the 2007 Plan.

Comprehensive Income (Loss)
(q)	Comprehensive Income (Loss)
The Company discloses the effect of its foreign currency translation adjustment as a component of other comprehensive income (loss).
Estimates
(r)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

Net Income Per Share
(s)	Net income per share

Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if all outstanding share options were exercised or converted into common shares. During 2012, 2011 and 2010, 343,146, 173,635 and 18,286 share options were excluded, respectively from the computation of diluted earnings per share because they were anti-dilutive under the treasury stock method. A reconciliation of the numerator and denominator of basic earnings per share (“EPS”) with that of diluted EPS during 2012, 2011 and 2010 is presented as follows:

Share amounts in thousands	2012	2011	2010
Numerator
Net income attributable to Textainer Group Holdings Limited common shareholders—basic and diluted EPS	$206,950	$189,606	$120,031
Denominator
Weighted average common shares outstanding—basic	51,277	48,859	48,108
Dilutive share options and restricted share units	954	980	1,199

Weighted average common shares outstanding—diluted	$52,231	$49,839	$49,307

Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$4.04	$3.88	$2.50
Diluted	$3.96	$3.80	$2.43

Fair Value Measurements
(t)	Fair value measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2: Inputs other than quoted prices which are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
December 31, 2012
Assets
Interest rate swaps and caps	$—	$—	$—

Total	$—	$—	$—

Liabilities
Interest rate swaps and caps	$—	$10,819	$—

Total	$—	$10,819	$—

December 31, 2011
Assets
Interest rate swaps and caps	$—	$—	$—

Total	$—	$—	$—

Liabilities
Interest rate swaps and caps	$—	$16,110	$—

Total	$—	$16,110	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of December 31, 2012 and 2011:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Years Ended December 31, 2012 and 2011
	(Level 1)	(Level 2)	(Level 3)	Total Impairments (2)
December 31, 2012
Assets
Containers held for sale (1)	$—	$890	$—	$759

Total	$—	$890	$—	$759

December 31, 2011
Assets
Containers held for sale (1)	$—	$173	$—	$1,222

Total	$—	$173	$—	$1,222

(1)	Represents the carrying value of containers included in containers held for sale in the consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.

(2)	Included in depreciation expense in the accompanying consolidated statements of income.

When the Company is required to write down the cost basis of its containers identified for sale to fair value less cost to sell, the Company measures the fair value of its containers identified for sale under a Level 2 input. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers identified for sale to their estimated fair value less cost to sell.

The Company measures the fair value of its $1,060,837 notional amount of interest rate swaps and caps under a Level 2 input. The valuation also reflects the credit standing of the Company and the counterparties to the interest rate swaps and caps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps and caps was the income approach. This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap agreements had a net fair value liability of $10,819 and $16,110 as of December 31, 2012 and 2011, respectively. The credit valuation adjustment (which was a reduction in the liability) was determined to be $47 and $134 as of December 31, 2012 and 2011, respectively. The change in fair value during 2012, 2011 and 2010 of $5,527, $(3,849) and $(4,021), respectively, was recorded in the consolidated statement of income as unrealized gains (losses) on interest rate swaps and caps, net.

Recently Issued Accounting Standards
(u)	Recently Issued Accounting Standards

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments generally represent clarification of FASB Accounting Standards Codification Topic 820, but also include instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. The amendments were effective for interim and annual reporting periods beginning after December 15, 2011. Accordingly, the Company adopted ASU 2011-04 on January 1, 2012, which had no effect on the Company’s consolidated financial position, results of operations or cash flows.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”), which provides new guidance on the presentation of comprehensive income in financial statements. Entities are required to present total comprehensive income either in a single, continuous statement of comprehensive income or in two separate, but consecutive, statements. Under the single-statement approach, entities must include the components of net income, a total for net income, the components of other comprehensive income and a total for comprehensive income. Under the two-statement approach, entities must report an income statement and, immediately following, a statement of other comprehensive income. Under either method, entities must display adjustments to items reclassified from other comprehensive income to net income in both net income and other comprehensive income. ASU 2011-05 was effective for interim and annual reporting periods beginning after December 15, 2011, with early adoption permitted. Accordingly, the Company adopted ASU 2011-04 on January 1, 2012, which had no effect on the Company’s consolidated financial position, results of operations or cash flows.